UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2017 (January 10, 2017)

Gladstone Commercial Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33097	02-0681276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Advisory Agreement

On January 10, 2017, Gladstone Commercial Corporation (the “Company”), a Maryland corporation, amended and restated its existing advisory agreement with Gladstone Management Corporation, a registered investment adviser (the “Adviser”) by entering into the Fourth Amended and Restated Investment Advisory Agreement between the Company and the Adviser (the “Amended Agreement”) to revise the calculation of the capital gains fee. The Company’s entrance into the Amended Agreement was approved unanimously by its board of directors.

The description above is qualified in its entirety by reference to a copy of the Amended Agreement, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment to Schedules of First Amended and Restated Operating Partnership Agreement

On January 11, 2017, the Company, through its ownership of GCLP Business Trust II, the general partner of the Operating Partnership, amended the Partnership Agreement to delete Schedule 4.2(a)(4) regarding the designation of 7.125% Series C Cumulative Term Preferred Units and references thereto. The Third Amendment to the First Amended and Restated Agreement of Limited Partnership of Gladstone Commercial Limited Partnership is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 11, 2017 the Company filed with the Maryland State Department of Assessments and Taxation an Articles Supplementary reclassifying the remaining 160,000 authorized but unissued shares of the Company’s 7.125% Series C Cumulative Term Preferred Stock, par value $0.001 per share (“Series C Term Preferred Stock”) as authorized but unissued shares of the Company’s common stock, par value $0.001 per share. As a result of the reclassification, there are zero authorized shares of Series C Term Preferred Stock remaining. The foregoing description of the Articles Supplementary is qualified in its entirety by reference to the full text of the Articles Supplementary, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Also on January 11, 2017, the Company filed with the Maryland State Department of Assessments and Taxation an Articles of Restatement, which was effective upon filing and does not further amend the Company’s Articles of Restatement and only restates and integrates into a single instrument all prior Articles Supplementary and amendments thereto. A copy of the Articles of Restatement is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles Supplementary, filed with the Maryland State Department of Assessments and Taxation on January 11, 2017.

3.2	Articles of Restatement, filed with the Maryland State Department of Assessments and Taxation on January 11, 2017.

10.1	Fourth Amended and Restated Investment Advisory Agreement between the Company and Gladstone Management Corporation dated, January 10, 2017.

10.2	Third Amendment to First Amended and Restated Agreement of Limited Partnership of Gladstone Commercial Limited Partnership, dated January 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation

January 12, 2017	By:	/s/ Mike Sodo
Mike Sodo
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Articles Supplementary, filed with the Maryland State Department of Assessments and Taxation on January 11, 2017.

3.2	Articles of Restatement, filed with the Maryland State Department of Assessments and Taxation on January 11, 2017.

10.1	Fourth Amended and Restated Investment Advisory Agreement between the Company and Gladstone Management Corporation dated, January 10, 2017.

10.2	Third Amendment to First Amended and Restated Agreement of Limited Partnership of Gladstone Commercial Limited Partnership, dated January 11, 2017.